RELATED-PARTY TRANSACTIONS	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
RELATED-PARTY TRANSACTIONS [Text Block]

NOTE 4 – RELATED PARTY TRANSACTIONS

At March 31, 2015 and December 31, 2014, the Company has short-term debt of $46,190 and $46,707, respectively, due to one of its majority shareholders. The loan will be paid back from proceeds of the debenture financing that is expected to be completed by the end of the second quarter of 2015. The loan is accruing interest at a rate of 0%.

NOTE 4 - RELATED PARTY TRANSACTIONS

During the year ended December, 31 2014, the Company received a loan from one of the major shareholders and directors in the amount of $45,707. The loan will be paid back from proceeds of the debenture financing that is expected to be completed by the end of 2014. The loan is accruing interest at a rate of 0%. All proceeds were used for operating expenses incurred during the third quarter of 2014.